Fourth Quarter 2013

7900

7900 Westpark Drive Renovation **Tysons Corner, Virginia**

Anticipated Completion: 2015

Supplemental Operating and Financial Data
Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2013
Washington Real Estate Investment Trust ("WRIT") is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, retail, and multifamily properties and land for development.

2013 Highlights

2013 marked a year of transition for WRIT, as the company recycled out of non-core assets and continued to improve the quality of its portfolio by acquiring a well-located apartment building near Metro in the Crystal City submarket of Arlington, Virginia, and modernized existing properties improving tenant satisfaction and retention.

WRIT posted same-store GAAP rental rate growth of 2.2% and executed over 1.7 million square feet of commercial lease transactions. This is the highest annual amount of commercial leasing since 2007.

Paul T. McDermott became the company's new President and Chief Executive Officer. Mr. McDermott also serves on the Board of Trustees.

During the year, WRIT announced a $35 million renovation of 7900 Westpark Drive, a 530,000 square foot office complex located in Tysons Corner, Virginia. The renovation will reposition the property to take advantage of its close proximity to the newly constructed I-495 Express Lanes and soon to be completed Tysons I & II Metro Stations (Silver Line).

Fourth Quarter 2013 Update and Recent Activity

During the fourth quarter, WRIT acquired The Paramount, a 135 unit apartment building located in Arlington, Virginia, for $48.2 million in an all cash transaction. The Paramount is a well-located apartment building within walking distance to both the Crystal City and Pentagon City Metro Stations (Blue and Yellow lines).

In the fourth quarter and subsequent to quarter end, WRIT completed four separate sale transactions totaling 1.5 million square feet of The Medical Office Portfolio. The aggregate sale proceeds for the four transactions were $500.8 million and the sole buyer in these transactions was Harrison Street Real Estate Capital, LLC.

During the fourth quarter, WRIT paid down $135 million on its line of credit balance using sale proceeds from its medical office portfolio. Subsequent to quarter end, WRIT repaid its $100 million, 5.25% unsecured note using sale proceeds from its medical office portfolio.

WRIT signed commercial leases totaling approximately 423,000 square feet, including 171,000 square feet of new leases and 252,000 square feet of renewal leases. New leases had an average rental rate increase of 7.8% over expiring lease rates on a GAAP basis and an average lease term of 7.3 years. Commercial tenant improvements costs were $37.80 per square foot and leasing commissions and incentives were $27.03 per square foot for new leases. Renewal leases had an average rental rate increase of 15.5% over expiring lease rates on a GAAP basis and an average lease term of 6.8 years. Commercial tenant improvements costs were $30.74 per square foot and leasing commissions and incentives were $16.80 per square foot for renewal leases.

As of December 31, 2013, WRIT owned a diversified portfolio of 56 properties totaling approximately 7 million square feet of commercial space and 2,674 multifamily units, and land held for development. These 56 properties consist of 23 office properties, 5 medical office properties, 16 retail centers and 12 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
Fourth Quarter 2013

Net Operating Income Contribution by Sector - Fourth Quarter 2013

Retail
25%
(2.4 million sq ft)
Multifamily
19%
(2,674 units)
Office
56%
(4.6 million sq ft)

Note: Excludes held for sale properties: Medical Office Portfolio (see Supplemental Definitions on page 32 for list of properties included in Medical Office Portfolio)

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2012 Form 10-K filed on February 27, 2013 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2013	12/31/2012	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Real estate rental revenue	$263,024	$254,794	$66,721	$65,828	$65,915	$64,560	$64,660
Real estate expenses	(93,293)	(86,545)	(23,826)	(23,243)	(23,670)	(22,554)	(21,725)
169,731	168,249	42,895	42,585	42,245	42,006	42,935

Real estate depreciation and amortization	(85,740)	(85,107)	(22,412)	(21,168)	(21,037)	(21,123)	(21,514)
Income from real estate	83,991	83,142	20,483	21,417	21,208	20,883	21,421

General and administrative expenses	(17,535)	(15,488)	(5,818)	(3,850)	(4,005)	(3,862)	(4,545)
Acquisition costs	(1,265)	(234)	(817)	(148)	(87)	(213)	(90)
Interest expense	(63,573)	(60,627)	(15,629)	(15,930)	(15,824)	(16,190)	(16,644)
Other income	926	975	221	220	246	239	242
Loss on extinguishment of debt	(2,737)	—	(2,737)	—	—	—	—
Income (loss) from continuing operations	(193)	7,768	(4,297)	1,709	1,538	857	384
Discontinued operations:
Income from operations of properties sold or held for sale	15,395	10,816	4,256	4,131	3,725	3,283	1,174
Gain on sale of real estate	22,144	5,124	18,949	—	—	3,195	1,400
Income from discontinued operations	37,539	15,940	23,205	4,131	3,725	6,478	2,574

Net income	37,346	23,708	18,908	5,840	5,263	7,335	2,958
Less: Net income from noncontrolling interests	—	—	—	—	—	—	—
Net income attributable to the controlling interests	$37,346	$23,708	$18,908	$5,840	$5,263	$7,335	$2,958

Per Share Data:
Net income attributable to the controlling interests	$0.55	$0.35	$0.28	$0.09	$0.08	$0.11	$0.04
Fully diluted weighted average shares outstanding	66,580	66,376	66,591	66,561	66,556	66,519	66,416
Percentage of Revenues:
Real estate expenses	35.5%	34.0%	35.7%	35.3%	35.9%	34.9%	33.6%
General and administrative expenses	6.7%	6.1%	8.7%	5.8%	6.1%	6.0%	7.0%
Ratios:
Adjusted EBITDA / Interest expense	2.8	x	2.9	x	2.6	x	2.9	x	2.9	x	2.8	x	2.7	x
Income (loss) from continuing operations/Total real estate revenue	(0.1)%	3.0%	(6.4)%	2.6%	2.3%	1.3%	0.6%
Net income attributable to the controlling interest/Total real estate revenue	14.2%	9.3%	28.3%	8.9%	8.0%	11.4%	4.6%
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Medical Office Portfolio (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
Income from Medical Office Portfolio (1):	12/31/2013	12/31/2012	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Real estate rental revenue	$45,445	$50,188	$8,651	$12,073	$12,357	$12,364	$12,411
Real estate expenses	(16,878)	(16,731)	(4,184)	(4,398)	(3,759)	(4,537)	(4,066)
	28,567	33,457	4,467	7,675	8,598	7,827	8,345
Real estate depreciation and amortization	(12,161)	(17,959)	—	(3,215)	(4,545)	(4,401)	(4,617)
Interest expense	(1,196)	(4,070)	(211)	(329)	(328)	(328)	(767)
Real estate impairment	—	(2,097)	—	—	—	—	(2,097)
Income from operations of Medical Office Portfolio (1)	15,210	9,331	4,256	4,131	3,725	3,098	864
Income from operations of non medical office portfolio sold properties (2)	185	1,485	—	—	—	185	310
Gain on sale of real estate	22,144	5,124	18,949	—	—	3,195	1,400
Income from discontinued operations	$37,539	$15,940	$23,205	$4,131	$3,725	$6,478	$2,574
			As of
Investment in Medical Office Portfolio (1):			12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Office			$—	$55,049	$54,902	$54,794	$54,155
Medical Office			125,967	409,486	409,040	408,107	406,873
Total			125,967	464,535	463,942	462,901	461,028
Less accumulated depreciation			(46,066)	(118,378)	(115,796)	(111,601)	(107,557)
Investment in Medical Office Portfolio (1)			79,901	346,157	348,146	351,300	353,471
Investment in non medical office portfolio sold properties (2)			—	—	—	—	11,528
Investment in real estate sold or held for sale, net			$79,901	$346,157	$348,146	$351,300	$364,999

Mortgage notes payable secured by Medical Office Portfolio (1)			$—	$23,467	$23,627	$23,785	$23,945

(1) Medical Office Portfolio:
Office - Woodholme Center and 6565 Arlington Boulevard
Medical Office - 2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park )formerly Lansdowne Medical Office Building), 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, II and III, Woodholme Medical Office Building, Woodburn Medical Park I and II, and Prosperity Medical Center I, II and III

WRIT entered into four separate contracts with a single buyer to sell all of the held for sale properties (collectively, the "Medical Office Portfolio") for a combined sales price of $500.8 million. The first two separate sale transactions of its medical office portfolio closed on November 21 and November 22, 2013 for an aggregate sales price of $307.2 million. The second two sales transactions closed on January 21, 2014 for an aggregate sales price of $193.6 million.

(2) Non Medical Office Portfolio Sold properties:
Office - 1700 Research Boulevard (sold on August 31, 2012) and the Atrium Building (sold on March 19, 2013)
Medical Office - Plumtree Medical Center (sold on December 20, 2012)

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012
Assets
Land	$426,575		$418,008		$418,008		$418,008		$418,008
Income producing property	1,675,652		1,624,617		1,608,939		1,595,083		1,587,375
	2,102,227		2,042,625		2,026,947		2,013,091		2,005,383
Accumulated depreciation and amortization	(565,342)		(548,549)		(531,197)		(514,173)		(497,057)
Net income producing property	1,536,885		1,494,076		1,495,750		1,498,918		1,508,326
Development in progress, including land held for development	61,315		55,580		51,397		49,041		45,270
Total real estate held for investment, net	1,598,200		1,549,656		1,547,147		1,547,959		1,553,596
Investment in real estate held for sale, net	79,901		346,157		348,146		351,300		364,999
Cash and cash equivalents	130,343		7,923		5,919		16,743		19,105
Restricted cash	9,189		7,547		10,254		9,560		13,423
Rents and other receivables, net of allowance for doubtful accounts	48,756		48,619		49,436		48,988		46,904
Prepaid expenses and other assets	105,004		110,116		101,829		102,773		107,303
Other assets related to properties sold or held for sale	4,100		18,337		18,011		18,797		19,046
Total assets	$1,975,493		$2,088,355		$2,080,742		$2,096,120		$2,124,376
Liabilities
Notes payable	$846,703		$846,576		$846,450		$846,323		$906,190
Mortgage notes payable	294,671		290,838		288,584		288,611		319,025
Lines of credit/short-term note payable	—		85,000		75,000		70,000		—
Accounts payable and other liabilities	51,742		57,116		48,836		53,472		50,094
Advance rents	13,529		11,749		12,382		12,653		12,925
Tenant security deposits	7,869		7,639		7,559		7,539		7,642
Other liabilities related to properties sold or held for sale	1,533		31,275		30,703		32,696		32,357
Total liabilities	1,216,047		1,330,193		1,309,514		1,311,294		1,328,233
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	665		665		665		665		664
Additional paid-in capital	1,151,174		1,148,837		1,147,710		1,146,683		1,145,515
Distributions in excess of net income	(396,880)		(395,816)		(381,623)		(366,821)		(354,122)
Total shareholders' equity	754,959		753,686		766,752		780,527		792,057
Noncontrolling interests in subsidiaries	4,487		4,476		4,476		4,299		4,086
Total equity	759,446		758,162		771,228		784,826		796,143
Total liabilities and equity	$1,975,493		$2,088,355		$2,080,742		$2,096,120		$2,124,376
Total Debt / Total Market Capitalization	0.42	:1	0.43	:1	0.41	:1	0.40	:1	0.42	:1

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2013	12/31/2012	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Funds from operations (FFO)(1)
Net income attributable to the controlling interests	$37,346	$23,708	$18,908	$5,840	$5,263	$7,335	$2,958
Real estate depreciation and amortization	85,740	85,107	22,412	21,168	21,037	21,123	21,514
Discontinued operations:
Gain on sale of real estate	(22,144)	(5,124)	(18,949)	—	—	(3,195)	(1,400)
Real estate depreciation and amortization	12,161	18,827	—	3,215	4,545	4,401	4,617
FFO	$113,103	$122,518	$22,371	$30,223	$30,845	$29,664	$27,689
Loss on extinguishment of debt	2,737	—	2,737	—	—	—	—
Real estate impairment	92	2,097	92	—	—	—	2,097
Severance expense	2,490	1,583	2,157	250	266	(183)	1,583
Acquisition costs	1,265	234	817	148	87	213	90
Core FFO (1)	$119,687	$126,432	$28,174	$30,621	$31,198	$29,694	$31,459

Allocation to participating securities(2)	$(415)	$(582)	$(44)	$(109)	$(142)	$(120)	$(93)

FFO per share - basic	$1.69	$1.84	$0.34	$0.45	$0.46	$0.44	$0.42
FFO per share - fully diluted	$1.69	$1.84	$0.34	$0.45	$0.46	$0.44	$0.42

Core FFO per share - fully diluted	$1.79	$1.90	$0.42	$0.46	$0.47	$0.44	$0.47

Common dividend per share	$1.2000	$1.4675	$0.3000	$0.3000	$0.3000	$0.3000	$0.3000

Average shares - basic	66,580	66,239	66,591	66,410	66,405	66,393	66,273
Average shares - fully diluted	66,609	66,376	66,634	66,561	66,556	66,519	66,416

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2013	12/31/2012	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Funds available for distribution (FAD)(1)
FFO	$113,103	$122,518	$22,371	$30,223	$30,845	$29,664	$27,689
Non-cash loss (gain) on extinguishment of debt	88	—	88	—	—	—	—
Tenant improvements	(21,567)	(16,540)	(7,717)	(3,957)	(5,918)	(3,975)	(4,901)
Leasing commissions and incentives	(14,777)	(9,157)	(6,083)	(3,746)	(2,342)	(2,606)	(2,334)
Recurring capital improvements	(6,902)	(7,307)	(1,953)	(1,917)	(2,311)	(721)	(1,414)
Straight-line rent, net	(1,757)	(3,265)	(353)	(578)	(483)	(343)	(738)
Non-cash fair value interest expense	1,020	926	256	255	255	254	253
Non-real estate depreciation and amortization	3,736	3,854	906	939	933	958	911
Amortization of lease intangibles, net	475	6	219	129	86	41	41
Amortization and expensing of restricted share and unit compensation	6,211	5,786	2,623	1,215	1,355	1,018	1,842
Real estate impairment	92	2,097	92	—	—	—	2,097
FAD	$79,722	$98,918	$10,449	$22,563	$22,420	$24,290	$23,446
Cash loss on extinguishment of debt	2,649	—	2,649	—	—	—	—
Non-share-based severance expense	1,537	850	1,537	—	—	—	850
Acquisition costs	1,265	234	817	148	87	213	90
Core FAD (1)	$85,173	$100,002	$15,452	$22,711	$22,507	$24,503	$24,386

Allocation to participating securities(2)	$(415)	$(582)	$(44)	$(109)	$(142)	$(120)	$(93)

FAD per share - basic	$1.19	$1.48	$0.16	$0.34	$0.34	$0.36	$0.35
FAD per share - fully diluted	$1.19	$1.48	$0.16	$0.34	$0.33	$0.36	$0.35

Core FAD per share - fully diluted	$1.27	$1.50	$0.23	$0.34	$0.34	$0.37	$0.37

Common dividend per share	$1.2000	$1.4675	$0.3000	$0.3000	$0.3000	$0.3000	$0.3000

Average shares - basic	66,580	66,239	66,591	66,410	66,405	66,393	66,273
Average shares - fully diluted	66,609	66,376	66,634	66,561	66,556	66,519	66,416

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2013	12/31/2012	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$37,346	$23,708	$18,908	$5,840	$5,263	$7,335	$2,958
Add:
Interest expense, including discontinued operations	64,769	64,958	15,840	16,259	16,152	16,518	17,481
Real estate depreciation and amortization, including discontinued operations	97,901	103,934	22,412	24,383	25,582	25,524	26,131
Income tax expense	5	245	(25)	6	24	—	57
Real estate impairment	92	2,097	92	—	—	—	2,097
Non-real estate depreciation	810	914	196	203	215	196	131
Less:
Gain on sale of real estate	(22,144)	(5,124)	(18,949)	—	—	(3,195)	(1,400)
Loss on extinguishment of debt	2,737	—	2,737	—	—	—	—

Adjusted EBITDA	$181,516	$190,732	$41,211	$46,691	$47,236	$46,378	$47,455

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis (In thousands, except per share data)

	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Balances Outstanding

Secured
Conventional fixed rate (1)	$294,671	$314,305	$312,211	$312,396	$342,970
Unsecured
Fixed rate bonds and notes (2)	846,703	846,576	846,450	846,323	906,190
Credit facility	—	85,000	75,000	70,000	—
Unsecured total	846,703	931,576	921,450	916,323	906,190
Total	$1,141,374	$1,245,881	$1,233,661	$1,228,719	$1,249,160

Average Interest Rates

Secured
Conventional fixed rate (1)	6.1%	6.1%	6.1%	6.1%	6.1%
Unsecured
Fixed rate bonds (2)	4.9%	4.9%	4.9%	4.9%	4.9%
Credit facilities	—%	1.4%	1.4%	1.4%	—%
Unsecured total	4.9%	4.6%	4.6%	4.7%	4.9%
Average	5.2%	5.0%	5.0%	5.0%	5.3%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums of $2.5 million and $3.3 million, respectively.

(1) The secured balances outstanding include the mortgage notes payable which have been reclassified to 'Liabilities related to properties sold or held for sale' on the consolidated balance sheet, the mortgage notes payable are secured by Woodholme Medical Center, Ashburn Farm Office Park I, Ashburn Farm Office Park III totaling $23.5 million (repaid on November 22, 2013 and November 21, 2013). See Medical Office Portfolio Supplemental page 5 for detail by quarter. In addition, the secured balance as of December 31, 2012 includes mortgage notes which have since been repaid, without penalty, for West Gude Drive (repaid on January 11, 2013).

(2) Subsequent to quarter end, WRIT repaid its $100.0 million of 5.25% unsecured notes on their maturity date of January 15, 2014.

Long Term Debt Analysis (In thousands, except per share amounts)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2014	$—	$100,000	(1)	$—	$100,000	5.3%
2015	—	150,000		—	150,000	5.4%
2016	139,062	—		—	139,062	5.6%
2017	101,866	—		—	101,866	7.3%
2018	—	—		—	—	—%
2019	31,280	—		—	31,280	5.4%
2020	—	250,000		—	250,000	5.1%
2021	—	—		—	—	—%
2022	—	300,000		—	300,000	4.0%
2023	—	—		—	—	—%
2024	—	—		—	—	—%
Thereafter	—	50,000		—	50,000	7.4%
Scheduled principal payments	$272,208	$850,000		$—	$1,122,208	5.2%
Scheduled amortization payments	24,992	—		—	24,992	5.1%
Net discounts/premiums	(2,529)	(3,297)		—	(5,826)	—%
Total maturities	$294,671	$846,703		$—	$1,141,374	5.2%
Weighted average maturity = 5.5 years
(1) Subsequent to quarter end, WRIT repaid its $100.0 million of 5.25% unsecured notes on their maturity date of January 15, 2014.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($100.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended December 31, 2013	Covenant	Quarter Ended December 31, 2013	Covenant	Quarter Ended December 31, 2013	Covenant
% of Total Indebtedness to Total Assets(1)	41.8%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.0	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	10.8%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.6	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$814.0 million	≥ $673.4 million	$815.3 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	50.4%	≤ 60.0%	50.4%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	11.5%	≤ 35.0%	11.5%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.56	≥ 1.50	2.56	≥ 1.50
Ratio of Unencumbered Pool Value(7) to Unsecured Indebtedness	N/A	N/A	2.28	≥ 1.67	2.28	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	3.17	≥ 2.00	3.17	≥ 2.00
Ratio of Investments(8) to Gross Asset Value(5)	N/A	N/A	4.6%	≤ 15.0%	4.6%	≤ 15.0%

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4) EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.

(5) Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6) Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7) Unencumbered Pool Value is calculated by applying a capitalization rate of 7.50% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter.

(8) Investments is defined as development in progress, including land held for development, plus budgeted redevelopment and development costs upon commencement of construction, if any.

Capital Analysis (In thousands, except per share amounts)

	12/31/2013		9/30/2013		6/30/2013		3/31/2013		12/31/2012
Market Data

Shares Outstanding	66,531		66,500		66,500		66,485		66,437
Market Price per Share	$23.36		$25.27		$26.91		$27.84		$26.15
Equity Market Capitalization	$1,554,164		$1,680,455		$1,789,515		$1,850,942		$1,737,328

Total Debt	$1,141,374		$1,245,881		$1,233,661		$1,228,719		$1,249,160
Total Market Capitalization	$2,695,538		$2,926,336		$3,023,176		$3,079,661		$2,986,488

Total Debt to Market Capitalization	0.42	:1	0.43	:1	0.41	:1	0.40	:1	0.42	:1

Earnings to Fixed Charges(1)	0.7x		1.1x		1.1x		1.0x		1.0x
Debt Service Coverage Ratio(2)	2.5x		2.7x		2.8x		2.7x		2.6x

Dividend Data

Total Dividends Paid	$19,972		$20,033		$20,065		$20,034		$19,928
Common Dividend per Share	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	71.4%		65.2%		63.8%		68.2%		63.8%
Payout Ratio (Core FAD per share basis)	130.4%		88.2%		88.2%		81.1%		81.1%
Payout Ratio (FAD per share basis)	187.5%		88.2%		90.9%		83.3%		85.7%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 9) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2013 vs. 2012

	Three Months Ended December 31, (1)				Twelve Months Ended December 31, (2)
	2013	2012	% Change	Rental Rate Growth	2013	2012	% Change	Rental Rate Growth

Cash Basis:
Multifamily	$7,733	$8,181	(5.5)%	1.2%	$31,247	$31,664	(1.3)%	2.9%
Office	21,902	21,769	0.6%	2.3%	82,938	82,389	0.7%	2.4%
Retail	10,613	10,217	3.9%	3.5%	42,296	41,055	3.0%	4.0%
Overall Same-Store Portfolio	$40,248	$40,167	0.2%	2.3%	$156,481	$155,108	0.9%	2.8%

GAAP Basis:
Multifamily	$7,854	$8,364	(6.1)%	1.2%	$31,788	$32,420	(1.9)%	2.9%
Office	22,119	22,166	(0.2)%	2.2%	83,468	83,534	(0.1)%	1.9%
Retail	10,671	10,273	3.9%	3.6%	42,421	41,804	1.5%	3.5%
Overall Same-Store Portfolio	$40,644	$40,803	(0.4)%	2.2%	$157,677	$157,758	(0.1)%	2.5%
(1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount
Redevelopment:
Office - 7900 Westpark Drive
Held for sale and sold properties:
Office -1700 Research Blvd and The Atrium Building.

Medical Office/Office - Plumtree Medical Center and the Medical Office Portfolio (see Supplemental Definitions on page 32 for list of properties included in the Medical Office Portfolio)

(2) Non same-store properties were:
Acquisitions:
Office - Fairgate at Ballston.
Multifamily - The Paramount
Redevelopment:
     Office - 7900 Westpark Drive
Held for sale and sold properties:
Office -1700 Research Blvd and The Atrium Building.
Medical Office/Office - Plumtree Medical Center and the Medical Office Portfolio (see Supplemental Definitions on page 32 for list of properties included in the Medical Office Portfolio)

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,240	$35,470	$—	$14,084	$—	$62,794
Non same-store - acquired and in development(1)	907	3,020	—	—	—	3,927
Total	14,147	38,490	—	14,084	—	66,721

Real estate expenses
Same-store portfolio	5,386	13,351	—	3,413	—	22,150
Non same-store - acquired and in development(1)	431	1,245	—	—	—	1,676
Total	5,817	14,596	—	3,413	—	23,826

Net Operating Income (NOI)
Same-store portfolio	7,854	22,119	—	10,671	—	40,644
Non same-store - acquired and in development(1)	476	1,775	—	—	—	2,251
Total	$8,330	$23,894	$—	$10,671	$—	$42,895

Same-store portfolio NOI GAAP basis (from above)	$7,854	$22,119	$—	$10,671	$—	$40,644
Straight-line revenue, net for same-store properties	—	(455)	—	(67)	—	(522)
FAS 141 Min Rent	(121)	67	—	(56)	—	(110)
Amortization of lease intangibles for same-store properties	—	171	—	65	—	236
Same-store portfolio NOI, cash basis	$7,733	$21,902	$—	$10,613	$—	$40,248
Reconciliation of NOI to net income:
Total NOI	$8,330	$23,894	$—	$10,671	$—	$42,895
Depreciation and amortization	(3,700)	(14,961)	—	(3,440)	(311)	(22,412)
General and administrative expenses	—	—	—	—	(5,818)	(5,818)
Acquisition costs	—	—	—	—	(817)	(817)
Interest expense	(1,912)	(2,579)	—	(261)	(10,877)	(15,629)
Other income	—	—	—	—	221	221
Loss on extinguishment of debt	—	—	—	—	(2,737)	(2,737)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	292	3,964	—	—	4,256
Gain on sale of real estate	—	—	—	—	18,949	18,949
Net Income	2,718	6,646	3,964	6,970	(1,390)	18,908
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$2,718	$6,646	$3,964	$6,970	$(1,390)	$18,908
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,403	$34,424	$—	$13,488	$—	$61,315
Non same-store - acquired and in development(1)	—	3,345	—	—	—	3,345
Total	13,403	37,769	—	13,488	—	64,660
Real estate expenses
Same-store portfolio	5,039	12,258	—	3,215	—	20,512
Non same-store - acquired and in development(1)	—	1,213	—	—	—	1,213
Total	5,039	13,471	—	3,215	—	21,725
Net Operating Income (NOI)
Same-store portfolio	8,364	22,166	—	10,273	—	40,803
Non same-store - acquired and in development(1)	—	2,132	—	—	—	2,132
Total	$8,364	$24,298	$—	$10,273	$—	$42,935

Same-store portfolio NOI GAAP basis (from above)	$8,364	$22,166	$—	$10,273	$—	$40,803
Straight-line revenue, net for same-store properties	1	(650)	—	(16)	—	(665)
FAS 141 Min Rent	(184)	126	—	(96)	—	(154)
Amortization of lease intangibles for same-store properties	—	127	—	56	—	183
Same-store portfolio NOI, cash basis	$8,181	$21,769	$—	$10,217	$—	$40,167
Reconciliation of NOI to net income:
Total NOI	$8,364	$24,298	$—	$10,273	$—	$42,935
Depreciation and amortization	(3,027)	(14,757)	—	(3,443)	(287)	(21,514)
General and administrative expense	—	—	—	—	(4,545)	(4,545)
Acquisition costs	—	—	—	—	(90)	(90)
Interest expense	(1,709)	(3,045)	—	(279)	(11,611)	(16,644)
Other income	—	—	—	—	242	242
Discontinued operations:
Income from operations of properties sold or held for sale(1)	—	421	753	—	—	1,174
Gain on sale of real estate	—	—	—	—	1,400	1,400
Net income	3,628	6,917	753	6,551	(14,891)	2,958
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$3,628	$6,917	$753	$6,551	$(14,891)	$2,958
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2013
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$53,589	$133,855	$—	$56,189	$—	$243,633
Non same-store - acquired and in development [1]	907	18,484	—	—	—	19,391
Total	54,496	152,339	—	56,189	—	263,024
Real estate expenses
Same-store portfolio	21,801	50,387	—	13,768	—	85,956
Non same-store - acquired and in development [1]	431	6,906	—	—	—	7,337
Total	22,232	57,293	—	13,768	—	93,293
Net Operating Income (NOI)
Same-store portfolio	31,788	83,468	—	42,421	—	157,677
Non same-store - acquired and in development [1]	476	11,578	—	—	—	12,054
Total	$32,264	$95,046	$—	$42,421	$—	$169,731

Same-store portfolio NOI GAAP basis (from above)	$31,788	$83,468	$—	$42,421	$—	$157,677
Straight-line revenue, net for same-store properties	6	(1,307)	—	(73)	—	(1,374)
FAS 141 Min Rent	(547)	210	—	(297)	—	(634)
Amortization of lease intangibles for same-store properties	—	567	—	245	—	812
Same-store portfolio NOI, cash basis	$31,247	$82,938	$—	$42,296	$—	$156,481

Reconciliation of NOI to net income:
Total NOI	$32,264	$95,046	$—	$42,421	$—	$169,731
Depreciation and amortization	(12,691)	(58,183)	—	(13,730)	(1,136)	(85,740)
General and administrative expenses	—	—	—	—	(17,535)	(17,535)
Acquisition costs	—	—	—	—	(1,265)	(1,265)
Interest expense	(6,973)	(10,332)	—	(1,072)	(45,196)	(63,573)
Other income	—	—	—	—	926	926
Loss on extinguishment of debt	—	—	—	—	(2,737)	(2,737)
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	1,351	14,044	—	—	15,395
Gain on sale of real estate	—	—	—	—	22,144	22,144
Net Income	12,600	27,882	14,044	27,619	(44,799)	37,346
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$12,600	$27,882	$14,044	$27,619	$(44,799)	$37,346
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2012
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$52,887	$131,025	$—	$54,506	$—	$238,418
Non same-store - acquired and in development [1]	—	16,376	—	—	—	16,376
Total	52,887	147,401	—	54,506	—	254,794
Real estate expenses
Same-store portfolio	20,467	47,491	—	12,702	—	80,660
Non same-store - acquired and in development [1]	—	5,885	—	—	—	5,885
Total	20,467	53,376	—	12,702	—	86,545
Net Operating Income (NOI)
Same-store portfolio	32,420	83,534	—	41,804	—	157,758
Non same-store - acquired and in development [1]	—	10,491	—	—	—	10,491
Total	$32,420	$94,025	$—	$41,804	$—	$168,249

Same-store portfolio NOI GAAP basis (from above)	$32,420	$83,534	$—	$41,804	$—	$157,758
Straight-line revenue, net for same-store properties	(4)	(2,011)	—	(598)	—	(2,613)
FAS 141 Min Rent	(752)	448	—	(355)	—	(659)
Amortization of lease intangibles for same-store properties	—	418	—	204	—	622
Same-store portfolio NOI, cash basis	$31,664	$82,389	$—	$41,055	$—	$155,108

Reconciliation of NOI to Net Income
Total NOI	$32,420	$94,025	$—	$41,804	$—	$168,249
Depreciation and amortization	(12,629)	(57,377)	—	(14,038)	(1,063)	(85,107)
General and administrative expenses	—	—	—	—	(15,488)	(15,488)
Acquisition costs	—	—	—	—	(234)	(234)
Interest expense	(6,812)	(12,189)	—	(1,846)	(39,780)	(60,627)
Other income	—	—	—	—	975	975
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—	2,492	8,324	—	—	10,816
Gain on sale of real estate	—	—	—	—	5,124	5,124
Net income	12,979	26,951	8,324	25,920	(50,466)	23,708
Net income attributable to noncontrolling interests	—	—	—	—	—	—
Net income attributable to the controlling interests	$12,979	$26,951	$8,324	$25,920	$(50,466)	$23,708
(1) For a list of non-same-store properties and held for sale and sold properties, see page 14 of this Supplemental.

Net Operating Income (NOI) by Region

WRIT Portfolio			WRIT Portfolio
Maryland/Virginia/DC			Inside & Outside the Beltway

	Percentage of Q4 2013 GAAP NOI	Percentage of YTD 2013 GAAP NOI		Percentage of Q4 2013 GAAP NOI	Percentage of YTD 2013 GAAP NOI
DC			Inside the Beltway
Multifamily	3.9%	4.2%	Multifamily	16.9%	17.6%
Office	22.0%	22.3%	Office	32.7%	33.0%
Retail	0.9%	0.9%	Retail	7.2%	7.3%
	26.8%	27.4%		56.8%	57.9%

Maryland			Outside the Beltway
Multifamily	2.9%	2.9%	Multifamily	2.5%	1.4%
Office	11.4%	10.7%	Office	23.0%	23.0%
Retail	17.6%	17.7%	Retail	17.7%	17.7%
	31.9%	31.3%		43.2%	42.1%

Virginia			Total Portfolio	100.0%	100.0%
Multifamily	12.6%	12.0%
Office	22.4%	22.9%
Retail	6.3%	6.4%
	41.3%	41.3%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Multifamily	92.6%	94.1%	93.1%	93.8%	94.1%
Office	86.6%	86.6%	86.4%	85.5%	85.2%
Retail	91.3%	91.4%	93.2%	92.4%	91.2%

Overall Portfolio	89.4%	89.8%	90.0%	89.5%	89.1%

	Physical Occupancy - All Properties
Sector	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Multifamily	92.1%	94.1%	93.1%	93.8%	94.1%
Office	85.7%	86.1%	86.3%	85.4%	84.5%
Medical Office	89.0%	84.6%	84.8%	85.2%	85.6%
Retail	91.3%	91.4%	93.2%	92.4%	91.2%

Overall Portfolio	88.8%	88.7%	89.1%	88.6%	88.1%

(1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount
Redevelopment:
Office - 7900 Westpark Drive
Held for sale and sold properties:
Office - The Atrium Building.
Medical Office/Office - Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio).

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Multifamily	92.4%	93.5%	92.7%	93.1%	93.5%
Office	87.3%	87.5%	86.7%	86.3%	86.8%
Retail	92.0%	91.5%	92.8%	91.6%	92.9%

Overall Portfolio	89.4%	89.7%	89.3%	88.9%	89.5%

	Economic Occupancy - All Properties
Sector	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012

Multifamily	92.2%	93.5%	92.7%	93.1%	93.5%
Office	86.0%	86.7%	86.5%	85.6%	86.0%
Medical Office	89.4%	87.1%	87.2%	87.6%	88.7%
Retail	92.0%	91.5%	92.8%	91.6%	92.9%

Overall Portfolio	88.6%	88.7%	88.7%	88.2%	88.8%

((1) Non same-store properties were:
Acquisitions:
Multifamily - The Paramount
Redevelopment:
Office - 7900 Westpark Drive
Held for sale and sold properties:
Office - The Atrium Building.
Medical Office/Office - Medical Office Portfolio (see Supplemental Definitions on page 31 for list of properties included in the Medical Office Portfolio).

Acquisition and Disposition Summary
December 31, 2013
($'s in thousands)

Acquisition Summary
		Acquisition Date	# of units	12/31/2013 Leased Percentage	Investment
The Paramount	Arlington, VA	October 1, 2013	135	90%	$48,200

Disposition Summary
		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
The Atrium Building	Rockville, MD	March 19, 2013	Office	79,000	$15,750	$3,195
Medical Office Portfolio Transaction I & II (1)	various locations	various	Medical Office/Office	1,093	307,189	18,949
				80,093	$322,939	$22,144

(1) Transaction I & II of the Medical Office Portfolio closed on November 21, 2013, except for Woodholme Medical Office Building, which closed on November 22, 2013.

Development/Redevelopment Summary
December 31, 2013
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cost	Cash Cost to Date	Draws on Construction Loan to Date	Anticipated Construction Completion Date	Leased %
Development Summary
650 N. Glebe Road, Arlington, VA	163 units & 2,200 square feet retail	$49,904	$25,798	$7,297	fourth quarter 2014	N/A

Redevelopment Summary
7900 Westpark Drive, McLean, VA	530,000 square feet	$35,000	$3,290	N/A	first quarter 2015	80%

Commercial Leasing Summary - New Leases

	4th Quarter 2013		3rd Quarter 2013		2nd Quarter 2013		1st Quarter 2013		4th Quarter 2012
Gross Leasing Square Footage
Office	144,675		147,194		94,191		65,566		76,252
Medical Office	3,826		5,804		3,082		15,629		15,083
Retail	22,631		49,396		6,240		46,100		14,419
Total	171,132		202,394		103,513		127,295		105,754
Weighted Average Term (yrs)
Office	7.2		11.1		7.8		8.5		8.6
Medical Office	10.3		5.2		5.4		7.2		9.3
Retail	7.8		9.8		7.1		7.3		8.0
Total	7.3		10.6		7.6		7.9		8.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$31.31	$32.29	$32.66	$33.28	$28.28	$29.07	$29.14	$30.36	$30.72	$31.19
Medical Office	29.56	31.13	39.59	41.07	31.53	34.17	33.53	35.53	30.85	32.40
Retail	26.23	26.91	19.86	20.06	31.31	31.71	10.26	10.26	18.49	18.59
Total	$30.42	$31.35	$29.73	$30.28	$28.56	$29.38	$22.84	$23.72	$29.22	$29.79

Rate on new leases
Office	$33.78	$31.31	$33.06	$28.74	$30.34	$27.53	$31.96	$28.86	$35.41	$31.66
Medical Office	34.78	30.43	40.01	37.73	30.97	29.12	36.67	33.94	31.30	27.69
Retail	27.74	26.04	23.45	22.02	33.54	31.98	19.12	19.04	16.74	15.35
Total	$32.78	$30.39	$30.91	$27.36	$30.55	$27.84	$27.89	$25.93	$32.61	$29.22
Percentage Increase
Office	7.9%	(3.0)%	1.2%	(13.7)%	7.3%	(5.3)%	9.7%	(4.9)%	15.3%	1.5%
Medical Office	17.7%	(2.3)%	1.1%	(8.1)%	(1.8)%	(14.8)%	9.4%	(4.5)%	1.5%	(14.5)%
Retail	5.8%	(3.2)%	18.1%	9.8%	7.1%	0.8%	86.3%	85.5%	(9.5)%	(17.4)%
Total	7.8%	(3.1)%	4.0%	(9.7)%	7.0%	(5.3)%	22.1%	9.3%	11.6%	(1.9)%

Tenant Improvements	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Office Buildings	$6,189,544	$42.78	$8,230,229	$55.91	$3,285,080	$34.88	$2,941,901	$44.87	$3,186,650	$41.79
Medical Office Buildings	63,587	16.62	101,630	17.51	67,248	21.82	513,774	32.87	652,831	43.28
Retail Centers	215,340	9.52	751,184	15.21	119,800	19.20	2,307,500	50.05	168,500	11.69
Subtotal	$6,468,471	$37.80	$9,083,043	$44.88	$3,472,128	$33.55	$5,763,175	$45.27	$4,007,981	$37.90
Leasing Commissions and Incentives
Office Buildings	$4,353,688	$30.09	$6,781,162	$46.07	$2,173,271	$23.08	$2,041,020	$31.13	$1,569,078	$20.58
Medical Office Buildings	91,665	23.96	99,930	17.22	42,827	13.90	223,311	14.29	327,649	21.72
Retail Centers	180,197	7.96	517,974	10.49	71,769	11.50	303,796	6.59	64,839	4.50
Subtotal	$4,625,550	$27.03	$7,399,066	$36.56	$2,287,867	$22.10	$2,568,127	$20.18	$1,961,566	$18.55
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$10,543,232	$72.87	$15,011,391	$101.98	$5,458,351	$57.96	$4,982,921	$76.00	$4,755,728	$62.37
Medical Office Buildings	155,252	40.58	201,560	34.73	110,075	35.72	737,085	47.16	980,480	65.00
Retail Centers	395,537	17.48	1,269,158	25.70	191,569	30.70	2,611,296	56.64	233,339	16.19
Total	$11,094,021	$64.83	$16,482,109	$81.44	$5,759,995	$55.65	$8,331,302	$65.45	$5,969,547	$56.45

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2013		3rd Quarter 2013		2nd Quarter 2013		1st Quarter 2013		4th Quarter 2012
Gross Leasing Square Footage
Office Buildings	201,109		140,894		92,245		192,943		76,772
Medical Office Buildings	12,232		24,471		49,383		21,294		27,997
Retail Centers	38,995		112,736		172,474		46,124		59,969
Total	252,336		278,101		314,102		260,361		164,738
Weighted Average Term (yrs)
Office Buildings	5.8		6.6		3.5		2.7		3.9
Medical Office Buildings	7.8		3.0		10.4		5.0		6.2
Retail Centers	4.0		7.3		5.3		4.8		5.0
Total	5.7		6.5		5.6		3.3		4.7

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$30.12	$33.00	$38.86	$40.53	$30.72	$32.10	$29.74	$31.56	$29.50	$30.46
Medical Office Buildings	32.36	34.47	27.49	29.14	31.60	34.20	37.92	40.11	34.83	37.61
Retail Centers	17.51	18.22	20.07	20.74	7.78	7.89	28.27	29.13	19.73	19.97
Total	$28.28	$30.79	$30.25	$31.50	$18.27	$19.14	$30.15	$31.83	$26.85	$27.85

Rate on new leases
Office Buildings	$35.30	$32.88	$42.04	$39.42	$32.51	$31.62	$31.81	$31.40	$31.94	$30.90
Medical Office Buildings	36.28	33.16	29.48	28.82	35.23	32.72	39.34	37.20	37.04	34.30
Retail Centers	17.91	17.62	24.43	22.89	8.74	8.53	30.40	29.32	21.48	21.15
Total	$32.66	$30.53	$33.80	$31.79	$19.88	$19.11	$32.18	$31.51	$29.00	$27.93

Percentage Increase
Office Buildings	17.2%	(0.4)%	8.2%	(2.7)%	5.8%	(1.5)%	7.0%	(0.5)%	8.3%	1.5%
Medical Office Buildings	12.1%	(3.8)%	7.2%	(1.1)%	11.5%	(4.3)%	3.7%	(7.2)%	6.4%	(8.8)%
Retail Centers	2.3%	(3.3)%	21.7%	10.4%	12.3%	8.1%	7.5%	0.7%	8.9%	6.0%
Total	15.5%	(0.8)%	11.7%	0.9%	8.9%	(0.1)%	6.7%	(1.0)%	8.0%	0.3%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$7,573,493	$37.66	$2,788,460	$19.79	$565,393	$6.12	$1,035,279	$5.37	$801,452	$10.44
Medical Office Buildings	183,219	14.98	114,252	4.67	639,396	12.94	189,280	8.89	520,981	18.61
Retail Centers	—	—	28,600	0.25	65,261	0.38	—	—	—	—
Subtotal	$7,756,712	$30.74	$2,931,312	$10.54	$1,270,050	$4.04	$1,224,559	$4.70	$1,322,433	$8.03
Leasing Commissions and Incentives
Office Buildings	$4,065,164	$20.21	$2,747,403	$19.50	$220,889	$2.40	$454,823	$2.35	$377,421	$4.92
Medical Office Buildings	143,190	11.71	68,973	2.82	125,662	2.55	125,097	5.87	290,596	10.38
Retail Centers	32,725	0.84	176,809	1.57	82,993	0.48	75,176	1.63	29,104	0.49
Subtotal	$4,241,079	$16.80	$2,993,185	$10.77	$429,544	$1.37	$655,096	$2.52	$697,121	$4.23
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$11,638,657	$57.87	$5,535,863	$39.29	$786,282	$8.52	$1,490,102	$7.72	$1,178,873	$15.36
Medical Office Buildings	326,409	26.69	183,225	7.49	765,058	15.49	314,377	14.76	811,577	28.99
Retail Centers	32,725	0.84	205,409	1.82	148,254	0.86	75,176	1.63	29,104	0.49
Total	$11,997,791	$47.54	$5,924,497	$21.31	$1,699,594	$5.41	$1,879,655	$7.22	$2,019,554	$12.26

10 Largest Tenants - Based on Annualized Rent
December 31, 2013

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	36	5.90%	210,354	3.34%
Advisory Board Company	1	65	3.33%	180,925	2.88%
Booz Allen Hamilton, Inc.	1	25	2.69%	222,989	3.54%
Engility Corporation	1	45	2.64%	140,400	2.23%
Patton Boggs LLP	1	40	2.41%	110,566	1.76%
INOVA Healthcare Services	5	53	2.40%	110,387	1.75%
Sunrise Assisted Living, Inc.	1	9	1.43%	81,987	1.30%
General Dynamics	2	6	1.42%	88,359	1.40%
Epstein, Becker & Green, P.C.	1	36	1.34%	53,427	0.85%
General Services Administration	3	59	1.29%	52,282	0.83%
Total/Weighted Average		38	24.85%	1,251,676	19.88%

Industry Diversification
December 31, 2013

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$66,309,769	34.90%	2,032,317	32.39%
Credit Intermediation and Related Activities	17,196,705	9.05%	325,782	5.19%
Ambulatory Health Care Services	17,149,870	9.03%	457,648	7.29%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	10,028,266	5.28%	279,280	4.45%
Food Services and Drinking Places	8,512,144	4.48%	274,250	4.37%
Food and Beverage Stores	6,142,553	3.23%	320,717	5.11%
Executive, Legislative, and Other General Government Support	5,919,650	3.12%	171,587	2.74%
Educational Services	5,545,383	2.92%	178,985	2.85%
Administrative and Support Services	4,095,714	2.16%	111,136	1.77%
Health and Personal Care Stores	3,581,546	1.89%	102,574	1.64%
Broadcasting (except Internet)	3,466,386	1.82%	90,810	1.45%
Sporting Goods, Hobby, Book, and Music Stores	3,197,775	1.68%	199,803	3.18%
Personal and Laundry Services	3,163,397	1.67%	96,890	1.54%
Miscellaneous Store Retailers	3,124,142	1.64%	169,038	2.69%
Electronics and Appliance Stores	3,000,153	1.58%	169,216	2.70%
Furniture and Home Furnishings Stores	2,976,617	1.57%	153,629	2.45%
Nursing and Residential Care Facilities	2,961,940	1.56%	88,347	1.41%
Clothing and Clothing Accessories Stores	2,790,032	1.47%	139,623	2.23%
Amusement, Gambling, and Recreation Industries	2,042,321	1.08%	101,338	1.62%
General Merchandise Stores	1,875,727	0.99%	221,503	3.53%
Publishing Industries (except Internet)	1,653,392	0.87%	56,144	0.90%
Telecommunications	1,546,878	0.81%	41,334	0.66%
Printing and Related Support Activities	1,463,250	0.77%	48,775	0.78%
Real Estate	1,428,303	0.75%	45,779	0.73%
Computer and Electronic Product Manufacturing	1,247,795	0.66%	42,707	0.68%
Construction of Buildings	783,588	0.41%	26,392	0.42%
Securities, Commodity Contracts, Other Financial Investments & Related Activities	729,171	0.38%	27,017	0.43%
Insurance Carriers and Related Activities	691,538	0.36%	23,173	0.37%
Merchant Wholesalers, Durable Goods	544,603	0.29%	20,923	0.33%
Transportation Equipment Manufacturing	526,793	0.28%	19,864	0.32%
Motor Vehicle and Parts Dealers	511,071	0.27%	34,932	0.56%
Merchant Wholesalers, Nondurable Goods	459,011	0.24%	29,106	0.46%
Repair and Maintenance	446,683	0.24%	20,813	0.33%
Social Assistance	441,569	0.23%	16,682	0.27%
Other	4,471,405	2.32%	136,430	2.16%
Total	$190,025,140	100.00%	6,274,544	100.00%

Lease Expirations
December 31, 2013

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2014	92	712,539	16.87%	$23,087,621	$32.40	14.44%
2015	96	575,861	13.63%	23,365,858	40.58	14.61%
2016	98	599,018	14.18%	19,131,495	31.94	11.96%
2017	66	499,964	11.83%	19,805,314	39.61	12.39%
2018	67	292,633	6.93%	10,755,258	36.75	6.73%
2019 and thereafter	171	1,544,921	36.56%	63,758,070	41.27	39.87%
	590	4,224,936	100.00%	$159,903,616	37.85	100.00%
Medical Office:
2014	16	80,398	22.81%	$3,382,649	$42.07	21.14%
2015	7	32,040	9.09%	1,397,098	43.60	8.73%
2016	11	49,380	14.01%	2,239,161	45.35	14.00%
2017	9	28,266	8.02%	1,263,311	44.69	7.90%
2018	12	38,136	10.82%	1,689,474	44.30	10.56%
2019 and thereafter	28	124,287	35.25%	6,026,383	48.49	37.67%
	83	352,507	100.00%	$15,998,076	45.38	100.00%
Retail:
2014	46	112,129	5.17%	$2,827,014	$25.21	5.74%
2015	51	368,672	17.01%	7,368,178	19.99	14.96%
2016	26	199,775	9.22%	4,206,535	21.06	8.54%
2017	40	241,130	11.13%	6,592,770	27.34	13.39%
2018	41	373,421	17.23%	5,780,805	15.48	11.74%
2019 and thereafter	102	871,980	40.24%	22,477,794	25.78	45.63%
	306	2,167,107	100.00%	$49,253,096	22.73	100.00%
Total:
2014	154	905,066	13.42%	$29,297,284	$32.37	13.01%
2015	154	976,573	14.48%	32,131,134	32.90	14.27%
2016	135	848,173	12.58%	25,577,191	30.16	11.36%
2017	115	769,360	11.41%	27,661,395	35.95	12.29%
2018	120	704,190	10.44%	18,225,537	25.88	8.09%
2019 and thereafter	301	2,541,188	37.67%	92,262,247	36.31	40.98%
	979	6,744,550	100.00%	$225,154,788	33.38	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET(1)
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
51 Monroe Street	Rockville, MD	1979	1975	222,000
515 King Street	Alexandria, VA	1992	1966	75,000
6110 Executive Boulevard	Rockville, MD	1995	1971	203,000
1220 19th Street	Washington, DC	1995	1976	104,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	530,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
Wayne Plaza	Silver Spring, MD	2000	1970	96,000
Courthouse Square	Alexandria, VA	2000	1979	115,000
One Central Plaza	Rockville, MD	2001	1974	267,000
1776 G Street	Washington, DC	2003	1979	263,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	277,000
Monument II	Herndon, VA	2007	2000	207,000
2000 M Street	Washington, DC	2007	1971	230,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000
1227 25th Street	Washington, DC	2011	1988	132,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000
Fairgate at Ballston	Arlington, VA	2012	1988	142,000
Subtotal				4,557,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	77,000
Woodburn Medical Park II	Annandale, VA	1998	1988	97,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	91,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	87,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Subtotal				427,000

Schedule of Properties
December 31, 2013

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Bradlee Shopping Center	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	197,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960/2006	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	47,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Subtotal				2,449,000

Multifamily Buildings / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	258,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
The Paramount/ 135	Arlington, VA	2013	1984	141,000
Subtotal (2,674 units)				2,278,000

TOTAL				9,711,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
December 31, 2013

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations ("FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FFO, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3)non-share-based severance expense related to corporate reorganization and related to the CEO's retirement and (4) property impairments not already excluded from FAD, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Medical Office Portfolio consists of every medical property, as well as undeveloped land, 4661 Kenmore Ave, and two office properties, Woodholme Center and 6565 Arlington Boulevard. We entered into four separate purchase and sale agreements. Transaction I of the Medical Office Portfolio sale and purchase agreement consists of medical office properties (2440 M Street, 15001 Shady Grove Road, 15505 Shady Grove Road, 19500 at Riverside Park formerly Lansdowne Medical Office Building, 9707 Medical Center Drive, CentreMed I and II, 8301 Arlington Boulevard, Sterling Medical Office Building, Shady Grove Medical Village II, Alexandria Professional Center, Ashburn Farm Office Park I, Ashburn Farm Office Park II, Ashburn Farm Office Park III and Woodholme Medical Office Building) and two office properties (6565 Arlington Boulevard and Woodholme Center).  Transaction II of the Medical Office Portfolio purchase and sale agreement consist of undeveloped land (4661 Kenmore Ave). Transaction III of the Medical Office Portfolio purchase and sale agreement consists of medical office properties ( Woodburn Medical Park I and Woodburn Medical Park II, ).  Transaction IV of the Medical Office Portfolio purchase and sale agreement consist of a medical office property (Prosperity Medical Center I and II, and Prosperity Medical Center III).

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.